UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2024

Avangrid, Inc.

(Exact name of registrant as specified in its charter)

New York	001-37660	14-1798693
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

180 Marsh Hill Road Orange, Connecticut	06477
(Address of principal executive offices)	(Zip Code)

(207) 629-1190

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AGR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on May 17, 2024, Avangrid, Inc., a New York corporation (“Avangrid”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Iberdrola, S.A., a corporation organized under the laws of Spain (“Iberdrola”), and Arizona Merger Sub, Inc., a New York corporation and wholly-owned subsidiary of Iberdrola (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the satisfaction or waiver of the conditions set forth therein, Merger Sub will merge with and into Avangrid (the “Merger”), with Avangrid continuing as the surviving corporation and a wholly-owned subsidiary of Iberdrola. Pursuant to the terms of the Merger Agreement, at the time at which the Merger becomes effective (the “Effective Time”), as a result of the Merger, each share of common stock of Avangrid (“Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares of Common Stock owned by Iberdrola, Merger Sub or any other direct or indirect wholly-owned subsidiary of Iberdrola and shares of Common Stock owned by Avangrid or any direct or indirect wholly-owned subsidiary of Avangrid, and in each case not held on behalf of third parties) will be converted into the right to receive $35.75 per share of Common Stock in cash, without interest. At the Effective Time, all of the shares of Common Stock will be cancelled and will cease to exist.

The board of directors of Avangrid, acting on the unanimous recommendation of the Unaffiliated Committee of the board of directors that led the consideration of strategic alternatives and the negotiation of the terms of the transaction, unanimously approved the Merger Agreement and the transactions contemplated thereby, including the Merger. The consummation of the Merger is subject to customary closing conditions, including, among others, (a) the adoption of the Merger Agreement by the affirmative vote of (i) the holders of a majority of all outstanding shares of Common Stock, (ii) the holders of a majority of all outstanding shares of Common Stock held by Avangrid’s shareholders other than Iberdrola, its subsidiaries, and their controlled affiliates, and (iii) the holders of a majority of all outstanding shares of Common Stock other than Iberdrola, Merger Sub, their affiliates, any members of the board of Avangrid who are employed by Iberdrola or its affiliates, any officer of Avangrid and any family members, affiliates or associates of the foregoing (collectively, the “Company Shareholder Approval”); and (b) the approval of the Federal Energy Regulatory Commission, the Maine Public Utilities Commission and the New York Public Service Commission.

On September 17, 2024, Avangrid announced that at a public deliberations meeting on September 17, 2024 the Maine Public Utilities Commission granted Avangrid’s request for an exemption for the Merger from the approval requirements set forth in Maine law. The Maine Public Utilities Commission’s final written order providing for the exemption is expected to follow. Receipt of the Maine Public Utilities Commission’s final written order will constitute approval of the Maine Public Utilities Commission, satisfying one of the conditions in the Merger Agreement. A copy of this press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Avangrid previously announced that it had received Federal Energy Regulatory Commission approval of the Merger on a Current Report on Form 8-K filed by Avangrid on September 5, 2024. The consummation of the Merger remains subject to the satisfaction of other closing conditions, including receipt of the approval of the New York Public Service Commission and the Company Shareholder Approval.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	News Release dated September 17, 2024

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

Additional Information and Where to Find It

In connection with the proposed transaction, Avangrid has filed with the Securities and Exchange Commission (“SEC”) and has furnished to shareholders a definitive proxy statement on Schedule 14A (the “Proxy Statement”) and Avangrid and Iberdrola have jointly filed a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”). Avangrid or Iberdrola may also file other documents with the SEC regarding the proposed transaction.

INVESTORS AND SHAREHOLDERS OF AVANGRID ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND THE SCHEDULE 13E-3 IN THEIR ENTIRETY AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Avangrid’s investors and shareholders may obtain free copy of the Proxy Statement and other documents free of charge on Avangrid’s website at www.avangrid.com. In addition, Avangrid’s investors and shareholders may obtain free copy of the Proxy Statement, the Schedule 13E-3 and other documents, once such documents are filed with the SEC (when available) from the SEC’s website at www.sec.gov.

Participants in the Solicitation

Avangrid and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies of Avangrid shareholders in connection with the proposed transaction under SEC rules. Investors and shareholders may obtain more detailed information regarding the names, affiliations and interests of Avangrid’s executive officers and directors in the solicitation by reading the Proxy Statement, Schedule 13E-3, the Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as amended by the Form 10-K/A filed on April 26, 2024, and other relevant materials that will be filed with the SEC in connection with the proposed transaction when they become available. To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Proxy Statement, such information has been or will be reflected on Avangrid’s Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. Information concerning the interests of Avangrid’s participants in the solicitation, which may, in some cases, be different than those of the Avangrid’s shareholders generally, are set forth in the Proxy Statement.

Forward-Looking Statements

Certain statements in this report may relate to our future business and financial performance and future events or developments involving us and our subsidiaries that are not purely historical and may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of forward-looking terms such as “may,” “will,” “should,” “would,” “could,” “can,” “expect(s),” “believe(s),” “anticipate(s),” “intend(s),” “plan(s),” “estimate(s),” “project(s),” “assume(s),” “guide(s),” “target(s),” “forecast(s),” “are (is) confident that” and “seek(s)” or the negative of such terms or other variations on such terms or comparable terminology. These forward-looking statements generally include statements regarding the potential transaction between Avangrid and Iberdrola, including any statements regarding the expected timetable for completing the potential transaction, the ability to complete the potential transaction, the expected benefits of the potential transaction, projected financial information, future opportunities, and any other statements regarding Avangrid’s future expectations, beliefs, plans, objectives, results of operations, financial condition and cash flows, or future events or performance. Readers are cautioned that all forward-looking statements are based upon current reasonable beliefs, expectations and assumptions. Avangrid’s business, financial condition, cash flow, and operating results are influenced by many factors, which are often beyond its control, that can cause actual results to differ from those expressed or implied by the forward-looking statements. For a discussion of risk factors and other important factors affecting forward-looking statements, please see Avangrid’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q filings and the information filed on Avangrid’s Forms 8-K with the SEC as well as its subsequent SEC filings, and the risks and uncertainties related to the proposed transaction with Iberdrola, including, but not limited to: the expected timing and likelihood of completion of the proposed transaction, including the timing, receipt and terms and conditions of any required shareholder, governmental and regulatory approvals of the proposed transaction that could reduce the anticipated benefits of, or cause the parties to abandon, the transaction, risks that an event, change or other circumstance could give rise to the termination of the merger agreement, risks that competing offers or acquisition proposals for Avangrid could be made, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Avangrid to retain and hire key personnel and maintain relationships with its customers and suppliers, and on its operating results and businesses generally, and litigation or administrative proceedings that may arise in connection with the proposed transaction. Other unpredictable or unknown factors not discussed in this communication could also have material adverse effects on forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of the underlying assumptions prove incorrect, actual results may vary in material respects from those expressed or implied by these forward-looking statements. You should not place undue reliance on these forward-looking statements. Avangrid does not undertake any obligation to update or revise any forward-looking statements to reflect events or circumstances after the date of this report, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Other risk factors are detailed from time to time in Avangrid’s reports filed with the SEC and we encourage you to consult such disclosures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANGRID, INC.

By:	/s/ Justin Lagasse
Name:	Justin Lagasse
Title:	Senior Vice President – Chief Financial Officer and Controller

Dated: September 18, 2024

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